MET INVESTORS SERIES TRUST

Supplement dated May 20, 2011

to the

Prospectus dated May 1, 2011

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

The following changes are made to the prospectus of Loomis Sayles Global Markets Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is replaced in its entirety with the following:

Portfolio Manager. Daniel J. Fuss, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles, Warren N. Koontz, CFA, CIC, Vice President of Loomis Sayles, and David Rolley, CFA, Vice President of Loomis Sayles, have managed the Portfolio since 2006. For additional information, please see “Additional Information about Management – The Subadviser” in the Prospectus and “Investment Advisory and Other Services – Portfolio Management” in the Statement of Additional Information.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is replaced in its entirety with the following:

The Portfolio is managed by a team of portfolio managers:

•

Daniel J. Fuss, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles, has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

•	Warren N. Koontz, CFA, CIC, Vice President of Loomis Sayles, joined the firm in 1995. He is the portfolio manager of the equity sectors of the Portfolio.

•	David Rolley, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.